UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2009

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

1.	Indenture and Senior Secured Notes due 2017

On June 10, 2009, Harrah’s Operating Company, Inc. (the “Company”), a wholly owned subsidiary of Harrah’s Entertainment, Inc. (the “Registrant” or the “Parent Guarantor”), assumed $1,375,000,000 aggregate principal amount of 11.25% senior secured notes due 2017 (the “notes”), which mature on June 1, 2017, pursuant to a supplemental indenture, dated as of June 10, 2009, among the Company and U.S. Bank National Association, as trustee (the “Supplemental Indenture”), to an indenture, dated as of June 10, 2009, among Harrah’s Operating Escrow LLC and Harrah’s Escrow Corporation (the “Escrow Issuers”), wholly owned subsidiaries of the Company, the Parent Guarantor as parent guarantor and U.S. Bank National Association, as trustee (together with the Supplemental Indenture, the “Indenture”). The Indenture provides that the notes are guaranteed by the parent guarantor and are secured by substantially all of the assets of the Company and the assets of the subsidiaries of the Company that have pledged their assets to secure the Company’s obligations under the Company’s senior secured credit facilities.

The Company will pay interest on the notes at 11.25% per annum, semiannually to holders of record at the close of business on May 15 or November 15 immediately preceding the interest payment date on June 1 and December 1 of each year, commencing on December 1, 2009.

The Company may redeem the notes, in whole or part, at any time prior to June 1, 2013, at a price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole premium.” The Company may redeem the notes, in whole or in part, on or after June 1, 2013, at the redemption prices set forth in the Indenture. At any time (which may be more than once) before June 1, 2012, the Company may choose to redeem up to 35% of the principal amount of the notes at a redemption price equal to 111.250% of the face amount thereof with the net proceeds of one or more equity offerings so long as at least 50% of the aggregate principal amount of the notes at maturity issued of the applicable series remains outstanding afterwards.

The Indenture contains covenants that limit the Company’s (and most of its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) designate its subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be due and payable immediately.

2.	Registration Rights Agreement

On June 10, 2009, in connection with the issuance and assumption of the notes, the Company, the Escrow Issuers and the Parent Guarantor entered into a registration rights agreement with Banc of America Securities LLC, as representative of the initial purchasers, relating to, among other things, the exchange offer for the notes and the related guarantee (as described above) (the “Registration Rights Agreement”).

Subject to the terms of the Registration Rights Agreement, the Company and the Parent Guarantor will use their commercially reasonable efforts to register with the SEC notes having substantially identical terms as the notes as part of offers to exchange freely tradable exchange notes for notes within 365 days after the issue date of the notes (the “effectiveness target date”). The Company and the Parent Guarantor will use their commercially reasonable efforts to cause each exchange offer to be completed within 30 business days after the effectiveness target date.

If the Company and the Parent Guarantor fail to meet these targets (a “registration default”), the annual interest rate on the notes will increase by 0.25%. The annual interest rate on the notes will increase by an additional

0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 11.25%. If the registration default is corrected, the applicable interest rate will revert to the original level.

3.	First Lien Intercreditor Agreement

On June 10, 2009, Bank of America, N.A., as collateral agent for the first lien secured parties and as authorized representative for the credit agreement secured parties, U.S. Bank National Association, as authorized representative for the initial other first lien secured parties, and each additional authorized representative from time to time party to the First Lien Intercreditor Agreement, entered into an intercreditor agreement (the “First Lien Intercreditor Agreement”).

The First Lien Intercreditor Agreement governs the relative rights of the secured parties in respect of security interests in the Company’s and certain subsidiaries’ assets securing the notes, and the borrowings under the senior secured credit facilities and future indebtedness which may be secured by such assets on a pari passu basis and certain other matters relating to the administration of security interests.

4.	Joinder to Intercreditor Agreement

On June 10, 2009, U.S. Bank National Association, as trustee under the Indenture (the “New Trustee”) entered into a joinder to the intercreditor agreement (the “Joinder to the Second Lien Intercreditor Agreement”), dated as of December 24, 2008, among Bank of America, N.A., as credit agreement agent, U.S. Bank National Association, as trustee, U.S. Bank National Association, as second priority agent and each collateral agent for any future second lien indebtedness from time to time party thereto (the “Second Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Second Lien Intercreditor Agreement, the New Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another first priority lien obligations agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a first priority agent. The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Company’s and certain subsidiaries’ assets securing (i) the notes, (ii) the 10.0% second-priority senior secured notes due 2018 issued pursuant to the indenture, dated as of April 15, 2008, among the Company, Parent Guarantor and U.S. Bank National Association, as trustee (iii) the 10.0% second-priority senior secured notes due 2015 and the 10.0% second-priority senior secured notes due 2018 issued pursuant to the indenture, dated as of December 24, 2008, among the Company, Parent Guarantor and U.S. Bank National Association, as trustee and (iv) borrowings under the senior secured credit facilities and certain other matters relating to the administration of security interests.

5.	Amended and Restated Collateral Agreement

On June 10, 2009, the Company, the Subsidiary Parties (as defined therein), and Bank of America, N.A. as collateral agent (the “Agent”) entered into an Amended and Restated Collateral Agreement, dated and effective as of January 28, 2008 (as amended and restated on June 10, 2009) (the “Collateral Agreement”).

Pursuant to the Collateral Agreement, the notes will be secured by substantially all of the assets of the Company and the assets of certain subsidiaries on a pari passu basis with the senior secured credit facilities, and the Agent is authorized to act as the Authorized Representative for the secured parties.

6.	Amended and Restated Guaranty and Pledge Agreement

On June 10, 2009, the Parent Guarantor entered into an Amended and Restated Guaranty and Pledge Agreement, dated and effective as of January 28, 2008 (as amended and restated on June 10, 2009) (the “Guaranty and Pledge Agreement”) in favor of Bank of America, N.A., as administrative agent and collateral agent (the “Agent”) for the lenders party to the senior secured credit facilities.

Pursuant to the Guaranty and Pledge Agreement, the Parent Guarantor guarantees payment on the senior secured credit facilities and grants to the Agent for the benefit of the secured parties a security interest in all of its rights and title in the Collateral (as defined therein) as collateral security for prompt payment on the notes and the senior secured credit facilities.

The foregoing summary is qualified in its entirety by reference to the Indenture, the Registration Rights Agreement, the First Lien Intercreditor Agreement, the Joinder to the Intercreditor Agreement, the Collateral Agreement and the Guaranty & Pledge Agreement, attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

Section 2—Financial Information

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of June 10, 2009, by and among Harrah’s Operating Escrow LLC, Harrah’s Escrow Corporation, Harrah’s Entertainment, Inc. and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture, dated as of June 10, 2009, by and among Harrah’s Operating Company, Inc. and U.S. Bank National Association, as trustee.

4.3	Registration Rights Agreement, dated as of June 10, 2009, by and among Harrah’s Operating Escrow LLC, Harrah’s Escrow Corporation, Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. and Banc of America Securities LLC, as representative of the initial purchasers.

10.1	First Lien Intercreditor Agreement, dated as of June 10, 2009, by and among Bank of America, N.A., as collateral agent for the First Lien Secured Parties and as Authorized Representative for the Credit Agreement Secured Parties, U.S. Bank National Association, as Authorized Representative for the Initial Other First Lien Secured Parties, and each additional Authorized Representative from time to time party to the First Lien Intercreditor Agreement. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed June 11, 2009.)

10.2	Joinder and Supplement to Intercreditor Agreement, by and among U.S. Bank National Association, as new trustee, U.S. Bank National Association, as Trustee under the Intercreditor Agreement, Bank of America, N.A., as Credit Agreement Agent under the Intercreditor Agreement, U.S. Bank National Association as a Second Priority Agent under the Intercreditor Agreement and any other First Lien Agent and Second Priority Agent from time to time party to the Intercreditor Agreement. (Exhibit A thereto incorporated by reference to exhibit 10.4 to the Registrant’s Annual Report on Form 10-K filed March 17, 2009.)

10.3	Amended and Restated Collateral Agreement dated and effective as of January 28, 2008 (as amended and restated on June 10, 2009), among Harrah’s Operating Company, Inc., each Subsidiary Party that is party thereto and Bank of America, N.A., as Collateral Agent. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed June 11, 2009.)

10.4	Amended and Restated Guaranty and Pledge Agreement dated and effective as of January 28, 2008 (as amended and restated on June 10, 2009), made by Harrah’s Entertainment, Inc. (as successor to Hamlet Merger Inc.) in favor of Bank of America, N.A., as Administrative Agent and Collateral Agent. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed June 11, 2009.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: June 15, 2009	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of June 10, 2009, by and among Harrah’s Operating Escrow LLC, Harrah’s Escrow Corporation, Harrah’s Entertainment, Inc. and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture, dated as of June 10, 2009, by and among Harrah’s Operating Company, Inc. and U.S. Bank National Association, as trustee.

4.3	Registration Rights Agreement, dated as of June 10, 2009, by and among Harrah’s Operating Escrow LLC, Harrah’s Escrow Corporation, Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. and Banc of America Securities LLC, as representative of the initial purchasers.

10.1	First Lien Intercreditor Agreement, dated as of June 10, 2009, by and among Bank of America, N.A., as collateral agent for the First Lien Secured Parties and as Authorized Representative for the Credit Agreement Secured Parties, U.S. Bank National Association, as Authorized Representative for the Initial Other First Lien Secured Parties, and each additional Authorized Representative from time to time party to the First Lien Intercreditor Agreement. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed June 11, 2009.)

10.2	Joinder and Supplement to Intercreditor Agreement, by and among U.S. Bank National Association, as new trustee, U.S. Bank National Association, as Trustee under the Intercreditor Agreement, Bank of America, N.A., as Credit Agreement Agent under the Intercreditor Agreement, U.S. Bank National Association as a Second Priority Agent under the Intercreditor Agreement and any other First Lien Agent and Second Priority Agent from time to time party to the Intercreditor Agreement. (Exhibit A thereto incorporated by reference to exhibit 10.4 to the Registrant’s Annual Report on Form 10-K filed March 17, 2009.)

10.3	Amended and Restated Collateral Agreement dated and effective as of January 28, 2008 (as amended and restated on June 10, 2009), among Harrah’s Operating Company, Inc., each Subsidiary Party that is party thereto and Bank of America, N.A., as Collateral Agent. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed June 11, 2009.)

10.4	Amended and Restated Guaranty and Pledge Agreement dated and effective as of January 28, 2008 (as amended and restated on June 10, 2009), made by Harrah’s Entertainment, Inc. (as successor to Hamlet Merger Inc.) in favor of Bank of America, N.A., as Administrative Agent and Collateral Agent. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed June 11, 2009.)